UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2024

RUBICON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 E Paces Ferry Road NE, Suite 810

Atlanta, GA 30326

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 479-1507

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.0001 par value per share	RBTC*	*

* On June 7, 2024, our Class A common stock was suspended from trading on the New York Stock Exchange and began trading under the symbol “RBTC” on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

Cherry Bekaert LLP (“Cherry Bekaert”), Rubicon Technologies, Inc.’s (the “Company”) independent registered public accounting firm, informed the Company on September 18, 2024, that Cherry Bekaert has declined to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Cherry Bekaert has served as the Company’s independent registered public accounting firm and audited its financial statements since August 29, 2022.

The audit reports of Cherry Bekaert on the Company’s financial statements as of and for the year ended December 31, 2022 and 2023, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from August 29, 2022 (inception) through December 31, 2023 and the subsequent interim period through September 18, 2024,  there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Cherry Bekaert on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cherry Bekaert, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the period from August 29, 2022 (inception) through December 31, 2023 and the subsequent interim period through September 18, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

The Company provided Cherry Bekaert with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Cherry Bekaert furnish the Company with a letter addressed to the SEC stating whether or not Cherry Bekaert agrees with the above statements. The letter from Cherry Bekaert is filed with this Current Report on Form 8-K as Exhibit 16.1 hereto (which is incorporated by reference herein).

(b) Appointment of New Independent Registered Public Accounting Firm

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company is in the process of engaging CohnReznick LLP (“CohnReznick”) to serve as the Company’s independent registered public accounting firm, subject to final qualifications and onboarding procedures. Once CohnReznick has been formally engaged by the Company, the Company will file a Form 8-K disclosing such appointment.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Cherry Bekaert LLP, dated September 24, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RUBICON TECHNOLOGIES, INC.

Date: September 24, 2024	/s/ Grant Deans
	Name:	Grant Deans
	Title:	Interim Chief Financial Officer

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